Exhibit 99.2

FINANCIAL SUPPLEMENT

MARCH 31, 2007

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R.  The restatement did not affect our statements of operations or segment results for the 2006 or 2007 periods.

Professional Fees

In the first quarter of 2007 we recorded $9.8 million of professional fees as a direct result of the ongoing stock option investigation. These costs were recorded as a component of “office and general” expenses and primarily relate to legal costs and other professional fees. In addition, we have incurred costs related to litigation, the informal investigation by the SEC and the investigation by the United States Attorney for the Southern District of New York.

We expect to continue to incur significant professional fees related to the ongoing stock option investigation.  While we cannot quantify or estimate the timing of these costs throughout 2007 and into the future, they primarily relate to legal fees paid on behalf of former employees and former members of senior management, fees paid in defense of related litigation and potential fines, damages or settlements.

Certain reclassifications of prior year amounts have been made for consistent presentation.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  The presentation of information in this financial supplement is not intended to be used in place of the financial information prepared and presented in accordance with GAAP, nor is it intended to be considered in isolation. We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  As a result of the adoption SFAS 123(R) in 2006, free cash flow amounts in 2005 have been adjusted to exclude the income tax benefits on stock option exercises.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

Monster Worldwide, Inc.

Statements of Operations - Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data

Summary P&L Information	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	3M 2006	3M 2007

Monster Careers	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$290,223	$224,589	$290,223
Internet Advertising & Fees	24,761	26,059	27,903	30,830	32,447	37,979	41,563	40,356	38,805	32,447	38,805
Revenue	189,534	198,091	206,834	223,812	257,036	275,169	285,855	298,616	329,028	257,036	329,028

Salary and related	71,282	77,510	81,820	85,819	89,524	95,439	103,895	112,172	117,985	89,524	117,985
Office and general	29,073	29,135	28,831	31,405	36,973	32,672	42,025	50,007	60,436	36,973	60,436
Marketing and promotion	47,952	47,062	46,074	53,633	65,799	73,212	68,077	66,418	78,069	65,799	78,069
OIBDA (1)	41,227	44,384	50,109	52,955	64,740	73,846	71,858	70,019	72,538	64,740	72,538

Depreciation expense	5,759	5,820	5,967	6,292	7,097	8,586	7,323	7,895	8,285	7,097	8,285
Amortization of restricted stock and RSU Plan	968	534	540	693	2,029	3,423	2,943	2,424	4,176	2,029	4,176
Non-cash stock option expense	2,721	2,138	6,601	425	—	—	—	—	186	—	186
Amortization of intangibles	2,327	2,247	2,179	2,832	2,675	2,569	1,765	1,870	1,696	2,675	1,696
Operating expenses	160,082	164,446	172,012	181,099	204,097	215,901	226,028	240,786	270,833	204,097	270,833

Operating income	29,452	33,645	34,822	42,713	52,939	59,268	59,827	57,830	58,195	52,939	58,195
Interest and other, net (2)	(391)	733	684	3,804	3,130	3,940	5,012	6,398	5,304	3,130	5,304
Income from cont. operations, pre-tax	29,061	34,378	35,506	46,517	56,069	63,208	64,839	64,228	63,499	56,069	63,499

Income taxes	10,452	12,146	13,015	16,028	20,411	22,077	22,692	22,481	22,352	20,411	22,352
Losses in equity interests	(209)	(367)	(641)	(2,180)	(1,241)	(2,284)	(2,054)	(1,517)	(1,420)	(1,241)	(1,420)
Income from continuing operations	18,400	21,865	21,850	28,309	34,417	38,847	40,093	40,230	39,727	34,417	39,727

Income (loss) from disc. operations, net of tax (3)	(438)	(3,848)	4,216	7,840	7,845	770	(123,910)	(1,155)	(245)	7,845	(245)

Net income (loss)	$17,962	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$42,262	$39,482

Basic earnings (loss) per share:
Income from continuing operations	$0.15	$0.18	$0.18	$0.23	$0.27	$0.30	$0.31	$0.31	$0.31	$0.27	$0.31
Net income (loss)	$0.15	$0.15	$0.21	$0.29	$0.33	$0.31	$(0.65)	$0.30	$0.30	$0.33	$0.30

Diluted earnings (loss) per share:
Income from continuing operations	$0.15	$0.18	$0.18	$0.22	$0.26	$0.29	$0.31	$0.31	$0.30	$0.26	$0.30
Net income (loss)	$0.15	$0.15	$0.21	$0.28	$0.32	$0.30	$(0.64)	$0.30	$0.30	$0.32	$0.30

Weighted avg. shares outstanding:
Basic shares	120,655	121,049	122,128	124,348	126,753	128,551	128,484	128,489	129,653	126,753	129,653
Diluted shares	123,577	123,181	124,757	127,418	130,619	132,009	130,827	131,209	132,464	130,619	132,464

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

(2) — Interest and other, net includes a $2.1 million gain from the sale of a long-term investment and a $1.3 million gain related to an early repayment of a note associated with a disposed company in the fourth quarters of 2005 and 2006, respectively.

(3) — Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data

Summary P&L Information	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007

Monster Careers	$571,027	$620,064	$664,718	$708,718	$768,534	$833,692	$899,053	$964,331	$1,029,965
Internet Advertising & Fees	90,254	97,404	101,905	109,553	117,239	129,159	142,819	152,345	158,703
Revenue	661,281	717,468	766,623	818,271	885,773	962,851	1,041,872	1,116,676	1,188,668

Salary and related	262,652	284,345	300,935	316,431	334,673	352,602	374,677	401,030	429,491
Office and general	102,906	108,958	113,062	118,444	126,344	129,881	143,075	161,677	185,140
Marketing and promotion	159,415	168,640	177,682	194,721	212,568	238,718	260,721	273,506	285,776
OIBDA (1)	136,308	155,525	174,944	188,675	212,188	241,650	263,399	280,463	288,261

Depreciation expense	22,104	22,264	22,410	23,838	25,176	27,942	29,298	30,901	32,089
Amortization of restricted stock and RSU Plan	3,216	2,878	2,681	2,735	3,796	6,685	9,088	10,819	12,966
Non-cash stock option expense	10,965	10,249	14,165	11,885	9,164	7,026	425	—	186
Amortization of intangibles	8,861	9,917	9,054	9,585	9,933	10,255	9,841	8,879	7,900
Operating expenses	570,119	607,251	639,989	677,639	721,654	773,109	827,125	886,812	953,548

Operating income	91,162	110,217	126,634	140,632	164,119	189,742	214,747	229,864	235,120
Interest and other, net	(2,174)	(620)	572	4,830	8,351	11,558	15,886	18,480	20,654
Income from cont. operations, pre-tax	88,988	109,597	127,206	145,462	172,470	201,300	230,633	248,344	255,774

Income taxes	32,936	40,154	47,346	51,641	61,600	71,531	81,208	87,661	89,602
Losses in equity interests	(209)	(576)	(1,217)	(3,397)	(4,429)	(6,346)	(7,759)	(7,096)	(7,275)
Income from continuing operations	55,843	68,867	78,643	90,424	106,441	123,423	141,666	153,587	158,897

Income (loss) from disc. operations, net of tax	11,634	3,428	2,642	7,770	16,053	20,671	(107,455)	(116,450)	(124,540)

Net income	$67,477	$72,295	$81,285	$98,194	$122,494	$144,094	$34,211	$37,137	$34,357

Basic earnings per share:
Income from continuing operations	$0.47	$0.57	$0.65	$0.74	$0.86	$0.98	$1.12	$1.20	$1.23
Net income	$0.57	$0.60	$0.67	$0.80	$0.99	$1.15	$0.27	$0.29	$0.27

Diluted earnings per share:
Income from continuing operations	$0.46	$0.56	$0.64	$0.72	$0.84	$0.96	$1.09	$1.17	$1.21
Net income	$0.55	$0.59	$0.66	$0.79	$0.97	$1.12	$0.26	$0.28	$0.26

Weighted avg. shares outstanding:
Basic shares	119,011	119,915	120,801	122,055	123,570	125,445	127,034	128,077	128,794
Diluted shares	121,618	122,366	123,467	125,038	126,494	128,701	130,218	131,247	131,627

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows - Non GAAP

 (unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	3M 2006	3M 2007
Cash flows provided by operating activities:
Net income (loss)	$17,962	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$42,262	$39,482
Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	438	3,848	(4,216)	(7,840)	(7,845)	(770)	123,910	1,155	245	(7,845)	245
Depreciation and amortization	8,086	8,067	8,146	9,124	9,772	11,155	9,088	9,765	9,981	9,772	9,981
Provision for doubtful accounts	2,109	1,750	2,781	1,807	2,824	1,840	1,841	2,550	2,483	2,824	2,483
Tax benefit on stock based compensation (2)	(296)	1,100	(428)	12,180	—	—	—	—	—	—	—
Non cash compensation	4,489	2,405	7,086	640	2,029	3,423	2,943	2,424	4,362	2,029	4,362
Common stock issued for matching contribution to 401(k) plan and other	741	1,264	835	973	996	858	—	—	—	996	—
Deferred income taxes	8,548	1,973	4,543	9,762	6,736	2,593	(815)	2,267	2,100	6,736	2,100
Minority interests and other	287	359	366	2,641	1,235	2,284	2,056	1,522	1,420	1,235	1,420
Changes in assets and liabilities, net of business combinations:
Accounts receivable	12,392	(4,675)	(14,099)	(75,510)	(3,062)	(21,388)	(24,072)	(122,790)	25,170	(3,062)	25,170
Prepaid and other	1,018	(11,997)	1,800	(8,617)	(1,492)	(8,248)	(14,542)	2,465	(2)	(1,492)	(2)
Deferred revenue	6,775	3,449	2,195	79,779	15,900	5,544	(2,328)	97,440	5,691	15,900	5,691
Accounts payable, accrued expenses and other liabilities	(1,651)	20,339	24,301	(6,443)	8,377	24,478	48,418	12,739	(8,950)	8,377	(8,950)
Net cash provided by (used for) operating activities of discontinued operations	(19,535)	7,023	6,960	6,304	4,326	1,342	16,168	(4,053)	(2,983)	4,326	(2,983)
Total adjustments	23,401	34,905	40,270	24,800	39,796	23,111	162,667	5,484	39,517	39,796	39,517
Net cash provided by operating activities	41,363	52,922	66,336	60,949	82,058	62,728	78,850	44,559	78,999	82,058	78,999

Cash flows provided by (used for) investing activities:
Capital expenditures	(7,232)	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(9,416)	(21,612)
Purchase of marketable securities	—	—	—	(118,461)	(334,990)	(608,773)	(404,703)	(373,959)	(365,031)	(334,990)	(365,031)
Sale of marketable securities	—	—	—	—	238,001	406,537	321,390	342,351	311,662	238,001	311,662
Payments for acquisitions and intangible assets, net of cash acquired	(20,993)	(1,140)	(884)	(96,598)	(1,450)	(16,832)	(631)	(688)	(1,664)	(1,450)	(1,664)
Investment in unconsolidated affiliate	(50,137)	—	—	—	(19,936)	—	—	—	—	(19,936)	—
Sale of long-term investment	1,878	—	125	2,713	—	—	—	—	—	—	—
Net proceeds from sale of business	(432)	50,181	(658)	1,000	—	32,950	36,205	—	—	—	—
Cash funded to equity investee	—	—	—	—	—	(4,800)	(2,400)	(2,800)	(2,500)	—	(2,500)
Net cash used for investing activities of discontinued operations	(1,401)	(1,572)	(1,307)	(727)	(2,469)	—	(455)	—	—	(2,469)	—
Net cash provided by (used for) investing activities	(78,317)	41,229	(9,960)	(227,056)	(130,260)	(207,045)	(63,419)	(52,334)	(79,145)	(130,260)	(79,145)

Cash flows provided by financing activities:
Net borrowings (repayments) under line of credit and capital lease obligations	(507)	(1,328)	(302)	323	(276)	(87)	(130)	322	—	(276)	—
Payments on acquisition debt	(21,484)	(5,688)	(1,381)	—	(22,205)	(7,480)	—	440	(16,310)	(22,205)	(16,310)
Proceeds from the exercise of employee stock options	3,653	10,733	23,323	57,317	59,594	31,571	60	1,038	43,395	59,594	43,395
Excess tax benefits from stock option exercises (2)	—	—	—	—	11,275	6,049	16	632	6,486	11,275	6,486
Repurchase of common stock	—	(1,398)	—	(7,906)	(8,537)	(5,879)	—	(318)	(3,326)	(8,537)	(3,326)
Structured stock repurchase, net	—	—	—	—	(22,758)	—	—	—	—	(22,758)	—
Net cash provided by (used for) financing activities	(18,338)	2,319	21,640	49,734	17,093	24,174	(54)	2,114	30,245	17,093	30,245

Effects of exchange rates on cash	(1,894)	(1,577)	(125)	(739)	547	1,167	352	1,553	963	547	963

Net increase (decrease) in cash and cash equivalents	(57,186)	94,893	77,891	(117,112)	(30,562)	(118,976)	15,729	(4,108)	31,062	(30,562)	31,062
Cash and cash equivalents, beginning of period	198,111	140,925	235,818	313,709	196,597	166,035	47,059	62,788	58,680	196,597	58,680
Cash and cash equivalents, end of period	$140,925	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742	$166,035	$89,742

Free cash flow (1):
Net cash provided by operating activities	$41,363	$52,922	$66,336	$60,949	$82,058	$62,728	$78,850	$44,559	$78,999	$82,058	$78,999
Less: Tax benefit on stock option exercises	296	(1,100)	428	(12,180)	—	—	—	—	—	—	—
Less: Capital expenditures	(7,232)	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(9,416)	(21,612)
Free cash flow	$34,427	$45,582	$59,528	$33,786	$72,642	$46,601	$66,025	$27,321	$57,387	$72,642	$57,387

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

(2) — The Company adopted SFAS 123R on January 1, 2006 using the modified prospective method.  The Company did not restate 2005 periods as a result of the adoption.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
ASSETS
	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
Current assets:
Cash and cash equivalents	$140,925	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742
Marketable securities	—	—	—	123,747	221,019	422,972	506,285	537,893	591,262
Accounts receivable, net	169,858	172,785	184,101	258,848	259,086	278,870	324,507	444,747	417,329
Prepaid and other	40,104	48,227	45,852	54,651	58,242	63,565	77,937	82,488	89,650
Current assets of discontinued operations	279,254	150,494	144,994	139,216	129,844	90,864	—	—	—
Total current assets	630,141	607,324	688,656	773,059	834,226	903,330	971,517	1,123,808	1,187,983

Property and equipment, net	70,308	70,736	72,279	80,977	83,302	89,243	94,150	102,402	115,729
Goodwill	453,501	433,602	429,835	521,717	531,497	567,677	570,272	589,041	590,553
Intangibles, net	50,808	47,824	50,312	55,602	53,509	54,569	53,067	51,695	50,262
Investment in unconsolidated affiliate	49,928	49,351	48,935	46,758	65,480	63,196	61,142	59,625	57,748
Other assets	19,517	26,437	26,280	29,755	30,363	46,018	49,156	43,232	55,540
Long-term assets of discontinued operations	252,581	172,343	172,938	170,847	171,191	139,266	—	—	—
Total assets	$1,526,784	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$199,321	$219,459	$244,952	$249,464	$255,812	$288,031	$350,250	$358,850	$279,032
Deferred revenue	241,119	244,568	246,763	327,429	343,329	349,034	346,706	444,145	449,836
Current portion of long-term debt	31,805	26,572	29,903	31,378	21,789	18,635	18,507	23,249	7,074
Current liabilities of discontinued operations	257,540	117,143	106,010	97,674	88,855	46,028	—	—	—
Total current liabilities	729,785	607,742	627,628	705,945	709,785	701,728	715,463	826,244	735,942

Long-term debt, less current portion	14,653	14,363	14,805	15,678	3,093	2,185	2,152	415	395
Long-term income taxes payable	—	—	—	—	—	—	—	—	84,480
Other liabilities	1,532	4,043	8,934	23,615	30,481	34,812	34,454	33,459	39,496
Long-term liabilities of discontinued operations	387	171	155	137	—	—	—	—	—
Total liabilities	746,357	626,319	651,522	745,375	743,359	738,725	752,069	860,118	860,313

Common stock and class B common stock	122	122	124	127	129	131	131	131	131
Additional paid-in capital	1,439,971	1,454,362	1,485,236	1,548,936	1,592,077	1,629,378	1,632,246	1,636,023	1,687,407
Accumulated other comprehensive income	71,804	40,267	39,740	35,515	42,979	64,424	68,034	87,632	87,708
Retained earnings (deficit)	(731,470)	(713,453)	(687,387)	(651,238)	(608,976)	(569,359)	(653,176)	(614,101)	(577,744)
Total stockholders’ equity	780,427	781,298	837,713	933,340	1,026,209	1,124,574	1,047,235	1,109,685	1,197,502

Total liabilities and stockholders’ equity	$1,526,784	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815

Selected Financial Ratios (2)
— Annualized return on equity	9.2%	9.2%	12.9%	16.3%	17.3%	14.7%	-30.9%	14.5%	13.7%
— Book value per share	$6.46	$6.43	$6.77	$7.44	$8.01	$8.75	$8.15	$8.63	$9.19
— Cash and marketable securities per share	$1.17	$1.94	$2.54	$2.55	$3.02	$3.66	$4.43	$4.64	$5.23

(2) — See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis — Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	3M 2006	3M 2007
Segment revenue:
Monster Careers — North America	$123,556	$126,152	$134,094	$137,798	$159,998	$162,816	$166,910	$168,327	$184,017	$159,998	$184,017
Monster Careers — International	41,217	45,880	44,837	55,184	64,591	74,374	77,382	89,933	106,206	64,591	106,206
Monster Careers revenue	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$290,223	$224,589	$290,223

Internet Advertising & Fees revenue	24,761	26,059	27,903	30,830	32,447	37,979	41,563	40,356	38,805	32,447	38,805

Consolidated revenue	$189,534	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$329,028	$257,036	$329,028

Segment OIBDA(1):
Monster Careers — North America	$41,409	$45,309	$50,984	$49,974	$58,652	$61,337	$62,114	$64,984	$71,150	$58,652	$71,150
Monster Careers — International	545	(777)	92	3,580	4,724	7,064	8,248	13,001	12,594	4,724	12,594
Monster Careers OIBDA (1)	$41,954	$44,532	$51,076	$53,554	$63,376	$68,401	$70,362	$77,985	$83,744	$63,376	$83,744

Internet Advertising & Fees OIBDA(1)	8,269	9,187	9,557	11,915	11,608	14,235	13,504	12,849	6,439	11,608	6,439

Total Monster OIBDA (1)	$50,223	$53,719	$60,633	$65,469	$74,984	$82,636	$83,866	$90,834	$90,183	$74,984	$90,183

Corporate expenses before D&A(1)	$(8,996)	$(9,335)	$(10,524)	$(12,514)	$(10,244)	$(8,790)	$(12,008)	$(20,815)	$(17,645)	$(10,244)	$(17,645)

Segment operating income (loss):(1)
Monster Careers — North America	$37,285	$41,100	$46,735	$45,769	$54,559	$55,597	$57,193	$59,853	$65,878	$54,559	$65,878
Monster Careers — International	(1,978)	(3,217)	(2,367)	285	765	2,003	4,997	9,658	7,961	765	7,961
Monster Careers operating income	$35,307	$37,883	$44,368	$46,054	$55,324	$57,600	$62,190	$69,511	$73,839	$55,324	$73,839

Internet Advertising & Fees operating income	7,116	8,046	8,407	10,656	9,486	12,563	11,843	11,170	4,304	9,486	4,304

Total Monster operating income	$42,423	$45,929	$52,775	$56,710	$64,810	$70,163	$74,033	$80,681	$78,143	$64,810	$78,143

Corporate expenses	$(12,971)	$(12,284)	$(17,953)	$(13,997)	$(11,871)	$(10,895)	$(14,206)	$(22,851)	$(19,948)	$(11,871)	$(19,948)

Margin Analysis:

Monster Careers — North America OIBDA margin	33.5%	35.9%	38.0%	36.3%	36.7%	37.7%	37.2%	38.6%	38.7%	36.7%	38.7%
Monster Careers — North America operating margin	30.2%	32.6%	34.9%	33.2%	34.1%	34.1%	34.3%	35.6%	35.8%	34.1%	35.8%
Monster Careers — International OIBDA margin	1.3%	-1.7%	0.2%	6.5%	7.3%	9.5%	10.7%	14.5%	11.9%	7.3%	11.9%
Monster Careers — International operating margin	-4.8%	-7.0%	-5.3%	0.5%	1.2%	2.7%	6.5%	10.7%	7.5%	1.2%	7.5%
Internet Advertising & Fees OIBDA margin	33.4%	35.3%	34.3%	38.6%	35.8%	37.5%	32.5%	31.8%	16.6%	35.8%	16.6%
Internet Advertising & Fees operating margin	28.7%	30.9%	30.1%	34.6%	29.2%	33.1%	28.5%	27.7%	11.1%	29.2%	11.1%
Monster OIBDA margin	26.5%	27.1%	29.3%	29.3%	29.2%	30.0%	29.3%	30.4%	27.4%	29.2%	27.4%
Monster operating margin	22.4%	23.2%	25.5%	25.3%	25.2%	25.5%	25.9%	27.0%	23.7%	25.2%	23.7%
Consolidated OIBDA margin	21.8%	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	22.0%	25.2%	22.0%
Consolidated operating margin	15.5%	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.7%	20.6%	17.7%

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Geographic Information and Employee Data - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	3M 2006	3M 2007

Consolidated revenue by geographic region:
North America	$148,317	$152,211	$161,997	$168,628	$192,445	$200,795	$208,473	$208,683	$222,822	$192,445	$222,822
International	41,217	45,880	44,837	55,184	64,591	74,374	77,382	89,933	106,206	64,591	106,206
Consolidated revenue	$189,534	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$329,028	$257,036	$329,028

Consolidated OIBDA by geographic region:
North America	$49,678	$54,496	$60,541	$61,889	$70,260	$75,572	$75,618	$77,833	$77,589	$70,260	$77,589
International	545	(777)	92	3,580	4,724	7,064	8,248	13,001	12,594	4,724	12,594
Corporate	(8,996)	(9,335)	(10,524)	(12,514)	(10,244)	(8,790)	(12,008)	(20,815)	(17,645)	(10,244)	(17,645)
Consolidated OIBDA (1)	$41,227	$44,384	$50,109	$52,955	$64,740	$73,846	$71,858	$70,019	$72,538	$64,740	$72,538

Consolidated operating income (loss) by geographic region:
North America	$44,401	$49,146	$55,142	$56,425	$64,045	$68,160	$69,036	$71,023	$70,182	$64,045	$70,182
International	(1,978)	(3,217)	(2,367)	285	765	2,003	4,997	9,658	7,961	765	7,961
Corporate	(12,971)	(12,284)	(17,953)	(13,997)	(11,871)	(10,895)	(14,206)	(22,851)	(19,948)	(11,871)	(19,948)
Consolidated operating income	$29,452	$33,645	$34,822	$42,713	$52,939	$59,268	$59,827	$57,830	$58,195	$52,939	$58,195

Employee Data:

Global employees (ones)	3,044	3,216	3,347	3,537	3,785	4,214	4,632	4,854	5,321	3,785	5,321
Annualized revenue per average employee	$238.4	$253.2	$252.1	$260.1	$280.8	$275.2	$258.5	$251.8	$258.7	$280.8	$258.7

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations — Non GAAP

(unaudited)

	Trended Quarterly Data									Year to Date Data

Summary P&L Information	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	3M 2006	3M 2007

Monster Careers	86.9%	86.8%	86.5%	86.2%	87.4%	86.2%	85.5%	86.5%	88.2%	87.4%	88.2%
Internet Advertising & Fees	13.1%	13.2%	13.5%	13.8%	12.6%	13.8%	14.5%	13.5%	11.8%	12.6%	11.8%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	37.6%	39.1%	39.6%	38.3%	34.8%	34.7%	36.3%	37.6%	35.9%	34.8%	35.9%
Office and general	15.3%	14.7%	13.9%	14.0%	14.4%	11.9%	14.7%	16.7%	18.4%	14.4%	18.4%
Marketing and promotion	25.3%	23.8%	22.3%	24.0%	25.6%	26.6%	23.8%	22.2%	23.7%	25.6%	23.7%
OIBDA (1)	21.8%	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	22.0%	25.2%	22.0%

Depreciation expense	3.0%	2.9%	2.9%	2.8%	2.8%	3.1%	2.6%	2.6%	2.5%	2.8%	2.5%
Amortization of restricted stock and RSU Plan	0.5%	0.3%	0.3%	0.3%	0.8%	1.2%	1.0%	0.8%	1.3%	0.8%	1.3%
Non-cash stock option expense	1.4%	1.1%	3.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Amortization of intangibles	1.2%	1.1%	1.1%	1.3%	1.0%	0.9%	0.6%	0.6%	0.5%	1.0%	0.5%
Operating expenses	84.5%	83.0%	83.2%	80.9%	79.4%	78.5%	79.1%	80.6%	82.3%	79.4%	82.3%

Operating income	15.5%	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.7%	20.6%	17.7%
Interest and other, net	-0.2%	0.4%	0.3%	1.7%	1.2%	1.4%	1.8%	2.1%	1.6%	1.2%	1.6%
Income from cont. operations, pre-tax	15.3%	17.4%	17.2%	20.8%	21.8%	23.0%	22.7%	21.5%	19.3%	21.8%	19.3%

Income taxes	5.5%	6.1%	6.3%	7.2%	7.9%	8.0%	7.9%	7.5%	6.8%	7.9%	6.8%
Losses in equity interests	-0.1%	-0.2%	-0.3%	-1.0%	-0.5%	-0.8%	-0.7%	-0.5%	-0.4%	-0.5%	-0.4%
Income from continuing operations	9.7%	11.0%	10.6%	12.6%	13.4%	14.1%	14.0%	13.5%	12.1%	13.4%	12.1%

Income (loss) from disc. operations, net of tax	-0.2%	-1.9%	2.0%	3.5%	3.1%	0.3%	-43.3%	-0.4%	-0.1%	3.1%	-0.1%

Net income	9.5%	9.1%	12.6%	16.2%	16.4%	14.4%	-29.3%	13.1%	12.0%	16.4%	12.0%

(1) — See notes to financial supplement for further explanation of non-GAAP measures.